                                                                    EXHIBIT 10.1

                              EMPIRE RESORTS, INC.

                           2005 EQUITY INCENTIVE PLAN

     1.   PURPOSE OF THE PLAN.

     This 2005 Equity Incentive Plan (the "Plan") is intended as an incentive to retain in the employ of and as  directors,  consultants  and  advisors to EMPIRE
RESORTS,  INC., a Delaware corporation (the "Company") and any Subsidiary of the
Company,  within the  meaning of Section  424(f) of the United  States  Internal
Revenue Code of 1986, as amended (the "Code"),  persons of training,  experience and ability, to attract new employees, directors, consultants and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to  stimulate  the  active  interest  of such  persons  in the  development  and financial success of the Company and its Subsidiaries.

     It is further  intended that certain options  granted  pursuant to the Plan shall  constitute  incentive  stock options within the meaning of Section 422 of the Code (the "Incentive  Options") while certain other options granted pursuant to the Plan shall be nonqualified  stock options (the  "Nonqualified  Options").
Incentive  Options  and  Nonqualified   Options  are  hereinafter   referred  to
collectively  as "Options."  Stock granted  pursuant to the Plan is  hereinafter referred to as "Restricted Stock."

     The  Company  intends  that the Plan meet the  requirements  of Rule  16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended
(the  "Exchange   Act")  and  that   transactions   of  the  type  specified  in
subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

     2.   ADMINISTRATION OF THE PLAN.

     The  Plan  shall  be  administered  by  the  Compensation   Committee  (the
"Committee") of the Board of Directors of the Company (the "Board"), which shall consist of three or more  directors who are  "Non-Employee  Directors"  (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in  Section  162(m) of the Code)  serving  at the  pleasure  of the  Board.  The
Committee,  subject  to  Sections  3, 5 and 6 hereof,  shall have full power and authority to designate  recipients of Options and grantees of Restricted  Stock, to determine the terms and conditions of respective  Option and Restricted Stock agreements  (which need not be identical)  and to interpret the  provisions  and supervise  the  administration  of  the  Plan.  The  Committee  shall  have  the authority, without limitation, to designate which Options granted under the Plan shall be  Incentive  Options and which  shall be  Nonqualified  Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

     Subject to the  provisions of the Plan, the Committee  shall  interpret the
Plan,  all Options and Restricted  Stock grants under the Plan,  shall make such rules as it deems  necessary for the proper  administration  of the Plan,  shall make all other  determinations  necessary or advisable for the administration of the Plan and shall  correct any defects or supply any omission or reconcile  any inconsistency in the Plan or in any Options or Restricted Stock grants under the
Plan in the manner and to the extent that the Committee deems desirable to carry into  effect the Plan or any  Options or  Restricted  Stock  grants.  The act or determination  of a majority of the Committee shall be the act or  determination of the  Committee  and any decision  reduced to writing and signed by all of the members of the  Committee  shall be fully  effective as if it had been made by a majority at a meeting  duly held.  Subject to the  provisions  of the Plan,  any action taken or  determination  made by the  Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

     In the event that for any reason the  Committee  is unable to act or if the
Committee at the time of any grant, award or other acquisition under the Plan of
Options  or Stock  (as  hereinafter  defined)  does not  consist  of two or more
Non-Employee  Directors,  or if there shall be no such Committee,  then the Plan shall be  administered  by the Board,  and  references  herein to the  Committee
(except in the proviso to this sentence) shall be deemed to be references to the
Board,  and any such  grant,  award  or other  acquisition  may be  approved  or ratified in any other manner  contemplated  by  subparagraph  (d) of Rule 16b-3;
provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated  officers that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code may only be granted by the Committee.

     3.   DESIGNATION OF PARTICIPANTS.

     The persons eligible for participation in the Plan as recipients of Options
(the  "Optionees")  and  grantees  of  Restricted  Stock  (the  "Grantees"  and, collectively with the Optionees,  the  "Participants")  shall include employees, officers and directors of, and  consultants  and advisors to, the Company or any
Subsidiary;  provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Participants,  and in determining the number of shares to be  covered  by each  Option  granted  to  Optionees  or
Restricted  Stock  grants,  the  Committee  may  consider  any  factors it deems relevant,  including  without  limitation,  the office or  position  held by the
Participant or the Participant's  relationship to the Company, the Participant's degree of  responsibility  for and contribution to the growth and success of the
Company or any Subsidiary,  the Participant's length of service,  promotions and potential.  An Optionee who has been granted an Option  hereunder may be granted an additional Option or Options, if the Committee shall so determine.  A Grantee who has been  granted  Restricted  Stock  hereunder  may be  granted  additional
Restricted Stock, if the Committee shall so determine.

     4.   STOCK RESERVED FOR THE PLAN.

     Subject to adjustment as provided in Section 9 hereof, a total of 3,500,000 shares of the Company's  Common Stock,  $0.01 par value per share (the "Stock"), shall be subject to the Plan which may be  allocated,  at the  discretion of the
Company,  between  Options and  Restricted  Stock grants.  The maximum number of shares of Stock that may be subject  to  options  granted  under the Plan to any individual  in  any  calendar  year  shall  not  exceed  2,500,000  (subject  to adjustment  pursuant to Section 9 hereof) and the method of counting such shares shall conform to any requirements  applicable to performance-based  compensation under Section  162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares,  treasury shares or previously issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not  subject to  outstanding  Options  or  Restricted  Stock grants  at the  termination  of the  Plan  shall  cease to be  reserved  for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of an Option be reduced  for any  reason,  the shares of Stock  theretofore subject to such Option may be subject to future  grants  under the Plan,  except where such reissuance is  inconsistent  with the provisions of Section 162(m) of the  Code.  Should  any  Restricted  Stock be  forfeited,  the  shares  of Stock theretofore  subject  to such  Restricted  Stock  grant may be subject to future grants under the Plan.

     5.   TERMS AND CONDITIONS OF OPTIONS.

     Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions,  not  inconsistent  with the terms of the Plan, as the Committee shall deem desirable:

          a.   OPTION  PRICE.   The  purchase  price  of  each  share  of  Stock
purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified  Option  shall not be less than the Fair Market Value of such share of Stock on the date the Option is granted; provided, however, that if an option granted to the  Company's  Chief  Executive  Officer or to any of the  Company's
other  four  most  highly  compensated   officers  is  intended  to  qualify  as
performance-based  compensation  under Section  162(m) of the Code, the exercise price of such Option  shall not be less than 100% of the Fair  Market  Value (as such term is  defined  below) of such  share of Stock on the date the  Option is granted.  The exercise  price for each Option shall be subject to  adjustment as provided in Section 9 below.  "Fair  Market  Value"  means the closing  price of publicly  traded shares of Stock on the principal  securities  exchange on which shares of Stock are  listed (if the  shares of Stock are so  listed),  or on the
NASDAQ Stock Market (if the shares of Stock are  regularly  quoted on the NASDAQ
Stock Market),  or, if not so listed or regularly  quoted,  the mean between the closing  bid and  asked  prices  of  publicly  traded  shares  of  Stock  in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  5(a) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be less than the  minimum  price  permitted  under the  rules and  policies  of any national securities exchange on which the shares of Stock are listed.

          b.   OPTION  TERM.  The  term of each  Option  shall  be  fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

          c.   EXERCISABILITY.  Except as may be provided in Section 8,  Options shall be  exercisable  at such  time or times  and  subject  to such  terms  and conditions as shall be determined by the Committee at the time of grant.

          d.   METHOD OF EXERCISE. Options to the extent then exercisable may be exercised  in whole or in part at any time during the option  period,  by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon  exercise  of an Option at such time as the  Optionee  has given written  notice  of  exercise  and has  paid in full  for  such  shares  and has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

          e.   NON-TRANSFERABILITY OF OPTIONS.  Options are not transferable and may be exercised  solely by the Optionee  during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion,  may permit a transfer of a Nonqualified  Option to (i) a trust for the benefit of the Optionee or (ii)
a member of the Optionee's immediate family (or a trust for his or her benefit).
Any attempt to transfer,  assign,  pledge or otherwise dispose of, or to subject to  execution,  attachment  or  similar  process,  any  Option  contrary  to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

          f.   TERMINATION  BY  DEATH.   Unless  otherwise   determined  by  the
Committee  at  grant  or at the  time of  such  termination,  if any  Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable
(or on such  accelerated  basis as the  Committee  shall  determine  at or after grant),  by the legal  representative  of the  estate or by the  legatee  of the
Optionee under the will of the Optionee, for a period of one year after the date of such  death or until the  expiration  of the  stated  term of such  Option as provided under the Plan, whichever period is shorter.

          g.   TERMINATION BY REASON OF DISABILITY.  Unless otherwise determined by the Committee at grant or at the time of such termination,  if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of  total  and  permanent  disability,  any  Option  held by such  Optionee  may thereafter  be  exercised,  to the  extent  it was  exercisable  at the  time of termination  due to Disability  (or on such  accelerated  basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such  termination  of employment or service or the expiration of the stated term of such  Option,  whichever  period is shorter;  provided,  however, that, if the Optionee dies within such 30-day  period,  any  unexercised  Option held by such Optionee shall  thereafter be exercisable to the extent to which it was  exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

          h.   TERMINATION BY REASON OF RETIREMENT.  Unless otherwise determined by the Committee at grant or at the time of such termination,  if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant),  but may not be exercised  after 30 days after the date of such  termination  of  employment  or service or the  expiration  of the stated term of such  Option,  whichever  period is shorter;  provided,  however, that, if the Optionee dies within such 30-day  period,  any  unexercised  Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

          For  purposes of this  paragraph  (h) "Normal  Retirement"  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension plan,  age 65, and "Early  Retirement"  shall mean  retirement  from  active  employment  with the  Company or any  Subsidiary pursuant  to the  early  retirement  provisions  of the  applicable  Company  or
Subsidiary pension plan or if no such pension plan, age 55.

          i.   OTHER TERMINATION.  Unless otherwise  determined by the Committee at grant or at the time of such termination,  if any Optionee's  employment with or service to the Company or any Subsidiary terminates for any reason other than death,  Disability  or Normal or Early  Retirement,  the Option shall  thereupon terminate,  except that the portion of any Option  that was  exercisable  on the date of such  termination  of  employment  or service may be  exercised  for the lesser of 30 days after the date of  termination or the balance of such Option's term if the Optionee's  employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to  whether  termination  was for  cause  to be made by the  Committee).  The transfer  of an  Optionee  from the employ of or  service to the  Company to the employ of or service to a Subsidiary,  or vice versa,  or from one Subsidiary to another,  shall not be deemed to  constitute  a  termination  of  employment  or service for purposes of the Plan.

          j.   LIMIT ON VALUE OF INCENTIVE  OPTION.  The  aggregate  Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

          k.   INCENTIVE  OPTION  SHARES.  A grant of an Incentive  Option under this Plan shall  provide that if the Optionee  makes a  disposition,  within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive  Option granted  under the Plan within the two-year  period  commencing on the day after the date of the  grant of such  Incentive  Option or  within a  one-year  period commencing  on the day after the date of  transfer of the share or shares to him pursuant to the  exercise of such  Incentive  Option,  he shall,  within 10 days after such disposition, notify the Company thereof.

     6.   TERMS AND CONDITIONS OF RESTRICTED STOCK

          a.   GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee may grant shares of Restricted Stock in such amounts and upon such terms and conditions as the Committee shall  determine  subject to the restrictions described below.

          b.   RESTRICTED  STOCK  AGREEMENT.  The  Committee  may require,  as a condition  to the  grant  of  Restricted  Stock,  that a  Grantee  enter  into a
Restricted Stock agreement, setting forth the terms and conditions of the grant.
In lieu of a Restricted Stock Agreement, the Committee may provide the terms and conditions  of a grant in a notice to the  Grantee  of the  grant,  on the stock certificate  representing the Restricted Stock, in the resolution  approving the grant, or in such other manner as it deems appropriate.

          c.   TRANSFERABILITY.  Except as otherwise provided in this Section 6, the shares of  Restricted  Stock  granted  herein may not be sold,  transferred, pledged,  assigned,  or otherwise alienated or hypothecated until the end of the applicable  vesting  period or  periods  established  by the  Committee  and the satisfaction  of  any  other  conditions  or  restrictions  established  by  the
Committee  (such period during which a share of  Restricted  Stock is subject to such restrictions and conditions is referred to as the "Restricted Period").

     During the  Restricted  Period  with  respect  to any shares of  Restricted
Stock,  the Company shall have the right to retain in the  Company's  possession the certificate or certificates representing such shares.

          d.   REMOVAL OF  RESTRICTIONS.  Except as  otherwise  provided in this
Section 6 and Section 15, a share of  Restricted  Stock  covered by a Restricted
Stock grant shall become freely  transferable  by the Grantee upon completion of the Restricted  Period,  including the passage of any applicable  period of time and  satisfaction  of any  conditions  to vesting.  The  Committee,  in its sole discretion,  shall  have the right at any time  immediately  to waive all or any part of the  restrictions  and conditions  with regard to all or any part of the shares held by any Grantee.

          e.   VOTING  RIGHTS;  DIVIDENDS  AND OTHER  DISTRIBUTIONS.  During the
Restricted Period, Grantees holding shares of Restricted Stock granted hereunder may exercise  full voting  rights and shall  receive all regular cash  dividends paid with  respect  to such  shares.  Except as the  Committee  shall  otherwise determine,  any other cash  dividends and other  distributions  paid to Grantees with  respect  to  shares of  Restricted  Stock,  including  any  dividends  and distributions  paid in shares,  shall be subject  to the same  restrictions  and conditions  as the shares of  Restricted  Stock with  respect to which they were paid.

          f.   NOTICE OF  SECTION  83(B)  ELECTION.  Any  Participant  making an election  under Section 83(b) of the Code with respect to Restricted  Stock must provide a copy  thereof to the Company  within 10 days of filing  such  election with the Internal Revenue Service.

     7.   CHANGE OF CONTROL.

          Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee may accelerate the vesting of Restricted Stock and the vesting and exercisability of outstanding Options, in whole or in part, as determined by the
Committee in its sole discretion. In its sole discretion, the Committee may also determine  that,  upon the occurrence of a Change in Control,  each  outstanding
Option  shall  terminate  within a specified  number of days after notice to the
Optionee thereunder,  and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option,  an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise  price per share of such Option;  such amount shall be payable in cash,  in one or more kinds of  property  (including  the  property,  if any, payable in the  transaction)  or a combination  thereof,  as the Committee shall determine in its sole discretion.

          For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

               i.   a tender offer (or series of related  offers)  shall be made and  consummated  for the  ownership  of 50% or more of the  outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

               ii.  the Company  shall be merged or  consolidated  with  another corporation, unless as a result of such merger or consolidation more than 50% of the  outstanding  voting  securities of the  surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately  prior to such  transaction),  any employee benefit plan of the
Company or its Subsidiaries, and their affiliates;

               iii. the Company  shall sell  substantially  all of its assets to another corporation that is not wholly owned by the Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders  of  the  Company  (as  of  the  time  immediately  prior  to  such transaction),  any employee  benefit plan of the Company or its Subsidiaries and their affiliates; or

               iv.  a Person (as defined below) shall acquire 50% or more of the outstanding  voting  securities of the Company  (whether  directly,  indirectly, beneficially or of record), unless as a result of such acquisition more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time  immediately  prior to the first  acquisition  of such  securities  by such
Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

          For purposes of this Section 7, ownership of voting  securities  shall take into  account and shall  include  ownership as  determined  by applying the provisions  of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the
Exchange Act. In addition,  for such  purposes,  "Person" shall have the meaning given in Section  3(a)(9) of the Exchange  Act, as modified and used in Sections
13(d) and 14(d) thereof;  however, a Person shall not include (A) the Company or any of its  Subsidiaries;  (B) a trustee or other fiduciary  holding  securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter  temporarily  holding  securities  pursuant  to an  offering of such securities;  or  (D)  a  corporation  owned,  directly  or  indirectly,  by  the shareholders  of the  Company  in  substantially  the same  proportion  as their ownership of stock of the Company.

     8.   TERM OF PLAN.

     No Option or Restricted  Stock shall be granted  pursuant to the Plan on or after May 23, 2015, but Options theretofore granted may extend beyond that date.

     9.   CAPITAL CHANGE OF THE COMPANY.

     In   the   event   of   any    merger,    reorganization,    consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other adjustments as may be required under the tax laws so that any Incentive  Options previously  granted shall not be deemed  modified  within the meaning of Section
424(h) of the Code.  Furthermore,  the adjustments described above shall be made in a manner consistent with Sections 162(m) and 409A of the Code

     10.  PURCHASE FOR INVESTMENT.

     Unless  the  Options  and shares  covered by the Plan have been  registered under the  Securities  Act of 1933, as amended (the  "Securities  Act"),  or the
Company  has  determined  that such  registration  is  unnecessary,  each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

     11.  TAXES.

     The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted  Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

     12.  PUBLIC OFFERING.

     As a condition of  Participation  in this Plan, each  Participant  shall be obligated to cooperate with the Company and the  underwriters in connection with any public offering of the Company's securities and any transactions relating to a public  offering,  and shall execute and deliver any agreements and documents, including without limitation, a lock-up agreement,  that may be requested by the
Company or the underwriters. The Participants' obligations under this Section 12 shall apply to any Stock  issued  under the Plan as well as to any and all other securities  of the Company or its  successor for which Stock may be exchanged or into which Stock may be converted.

     13.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective on May 23, 2005, provided however that the Plan shall  subsequently  be approved by majority vote of the Company's  stockholders not later than May 22, 2006.

     14.  AMENDMENT AND TERMINATION.

     The Board may  amend,  suspend,  or  terminate  the  Plan,  except  that no amendment  shall be made that would impair the rights of any  Participant  under any Option  theretofore  granted  or any  Restricted  Stock  grant  without  the
Participant's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company, would:

          a.   materially increase the number of shares that may be issued under the Plan, except as is provided in Section 9;

          b.   materially  increase  the benefits  accruing to the  Participants under the Plan;

          c.   materially   modify  the   requirements  as  to  eligibility  for
participation in the Plan;

          d.   decrease the exercise  price of an Incentive  Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified  Option to less than 80% of the Fair Market
Value per share of Stock on the date of grant thereof; or

          e.   extend the term of any Option beyond that provided for in Section
8.

          The Committee may amend the terms of any Option  theretofore  granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's  consent.  The Committee may also substitute new Options for previously  granted  Options,  including  options  granted under other plans applicable to the participant and previously  granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

          Notwithstanding  the foregoing,  it is the intention of the Board that the Plan comply  strictly  with the  provisions  of Section 409A of the Code and
Treasury  Regulations and other Internal  Revenue Service  guidance  promulgated thereunder  (the  "Section  409A Rules) and the  Committee  shall  exercise  its discretion in granting Options  hereunder (and the terms of such Option grants), accordingly.  The Plan and any grant of an Option  hereunder may be amended from time to time  without  (in  the  case of an  Option  grant  the  consent  of the
Optionee)  as may be necessary  or  appropriate  to comply with the Section 409A
Rules.

     15.  GOVERNMENT REGULATIONS.

     The Plan,  and the grant of Restricted  Stock and the grant and exercise of
Options hereunder,  and the obligation of the Company to sell and deliver shares under  such  Options,  shall  be  subject  to all  applicable  laws,  rules  and regulations,  and to  such  approvals  by any  governmental  agencies,  national securities exchanges and interdealer quotation systems as may be required.

     16.  GENERAL PROVISIONS.

          a.   CERTIFICATES.  All  certificates  for  shares of Stock  delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

          b.   EMPLOYMENT  MATTERS.  The  adoption  of the Plan shall not confer upon any  Participant  of the Company or any  Subsidiary  any right to continued
employment  or,  in the  case of an  Participant  who is a  director,  continued
service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate  the  employment  of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

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          c.   LIMITATION OF LIABILITY. No member of the Board or the Committee, or any officer or  employee of the Company  acting on behalf of the Board or the
Committee,  shall  be  personally  liable  for  any  action,   determination  or
interpretation  taken or made in good  faith with  respect to the Plan,  and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

                                        EMPIRE RESORTS, INC.

                                        May 23, 2005

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